Exhibit 10.1
Amendment No. 18462590SLA-E

AMENDMENT TO CREDIT AGREEMENT
THIS AMENDMENT is entered into as of     April 6, 2021     , between SOUTH DAKOTA SOYBEAN PROCESSORS, LLC, Volga, South Dakota, a limited liability company (the “Borrower”), and COBANK, ACB, a federally-chartered instrumentality of the United States (“Lender”). Capitalized terms used and not defined herein will have the meanings assigned to such terms in the Agreement (as defined below).
RECITALS
The Borrower and Lender are parties to Credit Agreement Number 18462590SLA dated as of December 28, 2016 (such agreement, as may be amended, is hereinafter referred to as the “Agreement”). The Borrower and Lender now desire to amend the Agreement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and Lender agree as follows:
1.    Section 7.1 under Article 7 of the Agreement is amended and restated to read as follows:
7.1 Working Capital. The Borrower will have at the end of each period as set forth below an excess of consolidated current assets over consolidated current liabilities of not less than the amount shown next to such period set forth below, except that in determining: (a) current assets, any amount available under any revolving term promissory note hereunder (less the amount that would be considered a current liability if fully advanced) may be included; and (b) current liabilities, any current portion of previously designated operating leases reclassified as capital leases are to be excluded, (all as determined in accordance with the Accounting Standards).

Period	Working Capital
fiscal year of the Borrower	$15,000,000.00
for each other period for which financial statements are required to be furnished pursuant to this Agreement	$15,000,000.00
2.    Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Agreement and each other Loan Document will remain unamended and otherwise unmodified and in full force and effect.
3.    This Amendment, each Promissory Note and any other Loan Document may be executed in counterparts, each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment.
SIGNATURE PAGE FOLLOWS

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
Volga, South Dakota
Amendment No. 18462590SLA-E of Agreement No. 18462590SLA
SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT
IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

By:	/s/ Mark Hyde

Name:	Mark Hyde

Title:	CFO

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
Volga, South Dakota
Amendment No. 18462590SLA-E of Agreement No. 18462590SLA
SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT
IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

COBANK, ACB

By:	/s/ Fidel Escalante

Name:	Fidel Escalante

Title:	Assistant Corporate Secretary
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